MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.

                         Supplement dated May 24, 2006
  to the Prospectus dated September 27, 2005, as supplemented on December 28,
                          2005 and February 17, 2006

The Board of Directors of Merrill Lynch Disciplined Equity Fund, Inc. (the "Fund") has approved an Agreement and Plan of Reorganization (the "Agreement and Plan") providing for the acquisition by Merrill Lynch Large Cap Core Fund ("ML Large Cap Core"), a series of Merrill Lynch Large Cap Series Funds, Inc., of substantially all of the assets and the assumption of substantially all of the liabilities of the Fund in exchange for newly-issued shares of common stock of ML Large Cap Core (the "Reorganization"). After the completion of the Reorganization, the Fund will be dissolved as a corporation under Maryland law and deregistered as an investment company under the Investment Company Act of 1940, as amended.

The investment objectives of the Fund and ML Large Cap Core are similar but not identical. ML Large Cap Core seeks long term capital growth. The Fund seeks both capital appreciation and current income.

The Agreement and Plan provides that, if the Reorganization takes place, Fund shareholders will receive shares of ML Large Cap Core of the same or a similar class with an aggregate net asset value at the closing of the Reorganization equal to the net asset value of the shares of the Fund held immediately prior to the Reorganization.

A special meeting of shareholders of the Fund to consider approval or disapproval of the Agreement and Plan is expected to be held in August, 2006. If all of the requisite approvals are obtained, it is anticipated that the Reorganization will take place during the fourth calendar quarter of 2006.

Code #19059-0905SUP